UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

Find/SVP, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	0-15152	13-2670985
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

625 Avenue of the Americas, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 645-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

 On November 10, 2004, Find/SVP, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its 2004 third quarter earnings. A copy of the Press Release is furnished herewith as Exhibit 99.1. The information in this Item 2.02 of Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The Press Release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). The Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Adjusted EBITDA, which is defined as the Company’s net income (loss) excluding interest, taxes, depreciation and amortization, compensation expense from options granted “in the money”, other income, and other non-recurring charges, and EBITDA, which represents the Company’s net income (loss) before interest, income taxes, and depreciation and amortization, is presented in the earnings release because management believes that Adjusted EBITDA and EBITDA are useful measures to investors, allowing them to focus on the Company’s recurring results of operations. Integration and other non-recurring charges are significantly influenced by the Company’s acquisition program, may vary significantly from period to period, and may not be indicative of the Company’s ongoing operating expenses, excluding acquisition related expenses. Additionally, management believes that Adjusted EBITDA and EBITDA are common alternatives in measuring operating performance used by investors and financial analysts to measure value, cash flow and performance. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

As described in more detail under Item 4.02 hereof, the Company determined on November 10, 2004 that it needed to restate its previously filed financial statements for the year ended December 31, 2003 and interim financial statements for the first and second quarters of fiscal 2004. The Press Release refers to the restatements and describes certain disclosures made in Item 4.02 hereof.

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to the issuance of the Company’s 2003 consolidated financial statements, the Company determined that it should have been accounting for its stock option awards as variable awards under APB No. 25. The Company has historically accounted for the stock option awards issued under its stock option plans as fixed; however, due to specific plan provisions permitting cashless exercise payment terms as one of the available methods for payment of the exercise price, the Company concluded that variable treatment was required under APB No. 25. After the Company consulted with its independent registered public accounting firm and reviewed this matter with its Audit Committee, the Company determined on November 10, 2004 that it needed to restate its previously filed financial statements for the year ended December 31, 2003 and interim financial statements for the first and second quarters of fiscal 2004. These statements will also reflect certain other miscellaneous adjustments, including the possibility of a non-cash adjustment to deferred tax assets for the year ended December 31, 2003, which is under final review with the Company's auditors and which is believed to be immaterial.

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The following summarizes the restatement for variable accounting treatment under APB No. 25 for the year ended December 31, 2003 and the first and second quarters of fiscal 2004:

	Year Ended December 31, 2003
	(in thousands, except per share data)

	As Originally Reported	As Restated

Direct costs	$17,130	$17,243
Selling, general and administrative expenses	13,511	14,495
Operating income (loss)	928	(169)
Income (loss) before income taxes	360	(737)
Net income (loss)	205	(947)
Net loss attributable to common shareholders	(75)	(1,227)
Loss per common share, basic and diluted	$(0.01)	$(0.10)

Total assets	$23,602	$22,968
Shareholders’ equity	$7,549	$7,370
Cash flows from operating activities	$870	$805
Cash flows from financing activities	$6,410	$6,475

	Three months ended March 31, 2004
	(in thousands, except per share data)

	As Originally Reported	As Restated

Direct costs	$5,554	$5,675
Selling, general and administrative expenses	3,746	4,478
Operating income (loss)	306	(547)
Loss before income taxes	(15)	(868)
Net loss	(11)	(864)
Net loss attributable to common shareholders	(134)	(987)
Loss per common share, basic and diluted	$(0.01)	$(0.07)

Total assets	$25,772	$24,945
Shareholders’ equity	$7,470	$7,291

	Three months ended June 30, 2004
	(in thousands, except per share data)

	As Originally Reported	As Restated

Direct costs	$5,805	$5,876
Selling, general and administrative expenses	4,507	4,507
Operating loss	(601)	(672)
Loss before income taxes	(1,884)	(1,955)
Net loss	(1,318)	(1,389)
Net loss attributable to common shareholders	(1,328)	(1,399)
Loss per common share, basic and diluted	$(0.08)	$(0.08)

In November 2004, the Company adopted the fair value method of accounting for stock based compensation prescribed by SFAS No. 123 under the modified prospective method permitted by SFAS No. 148. The adoption of SFAS No. 123 will be reflected in the Company’s annual financial statements for the year ended December 31, 2004.

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The following is a pro forma summary of the effects of adoption of SFAS No. 123, as amended by SFAS No. 148, on the Company’s restated financial statements as of and for the year ended December 31, 2003, and as of and for the three months ended March 31, 2004, June 30, 2004, and September 30, 2004, and as of and for the nine months ended September 30, 2004, as if the adoption had occurred on January 1, 2003 and 2004, respectively.

	Year Ended December 31, 2003
	(in thousands, except per share data)

	As Currently Reported	Pro Forma Upon Adoption of SFAS No. 123

Direct costs	$17,243	$17,230
Selling, general and administrative expenses	14,495	13,855
Operating income (loss)	(169)	484
Loss before income taxes	(737)	(84)
Net loss	(947)	(294)
Net loss attributable to common shareholders	(1,227)	(574)
Loss per common share, basic and diluted	$(0.10)	$(0.05)

Total assets	$22,968	$22,968
Shareholders’ equity	$7,370	$7,370

	Three months ended March 31, 2004
	(in thousands, except per share data)

	As Currently Reported	Pro Forma Upon Adoption of SFAS No. 123

Direct costs	$5,675	$5,567
Selling, general and administrative expenses	4,478	3,769
Operating income (loss)	(547)	270
Loss before income taxes	(868)	(51)
Net loss	(864)	(49)
Net loss attributable to common shareholders	(987)	(170)
Loss per common share, basic and diluted	$(0.07)	$(0.01)

Total assets	$24,945	$24,945
Shareholders’ equity	$7,291	$7,291

	Three months ended June 30, 2004
	(in thousands, except per share data)

	As Currently Reported	Pro Forma Upon Adoption of SFAS No. 123

Direct costs	$5,876	$5,879
Selling, general and administrative expenses	4,507	4,599
Operating loss	(672)	(767)
Loss before income taxes	(1,955)	(2,050)
Net loss	(1,389)	(1,484)
Net loss attributable to common shareholders	(1,399)	(1,494)
Loss per common share, basic and diluted	$(0.08)	$(0.09)

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(in thousands, except per share data)	Nine months ended September 30, 2004
	As Currently Reported	Pro Forma Upon Adoption of SFAS No. 123

Direct costs	$16,976	$17,057
Selling, general and administrative expenses	12,044	12,058
Operating income	212	117
Loss before income taxes	(1,454)	(1,549)
Net loss	(1,139)	(1,234)
Net loss attributable to common shareholders	(1,282)	(1,377)
Loss per common share, basic and diluted	$(0.08)	$(0.08)

Total assets	$28,748	$28,748

	Three months ended September 30, 2004
	(in thousands, except per share data)
	As Currently Reported	Pro Forma Upon Adoption of SFAS No. 123

Direct costs	$5,425	$5,611
Selling, general and administrative expenses	3,059	3,690
Operating income	1,431	614
Income before income taxes	1,369	552
Net income	1,114	299
Net income attributable to common shareholders	1,104	287
Income per common share - Basic	$0.06	$0.01
Income per common share - Diluted	$0.05	$0.01

The Company has filed an amended Form 10-K/A for the fiscal year ended December 31, 2003, as well as amended Forms 10-Q/A for the quarters ended March 31, 2004 and June 30, 2004, respectively. The Company has also filed its Form 10-Q for the quarter ended September 30, 2004, which will include restated financial statements for the third quarter of 2003.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits. The following Exhibit is furnished herewith as part of this report:

Exhibit	Description

99.1	Press Release of Find/SVP, Inc., dated November 10, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIND/SVP, INC.

Dated: November 10, 2004	By:	/s/ Peter M. Stone
Peter M. Stone
Chief Financial Officer

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